UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2, 2013
EACO Corporation
(Exact name of registrant as specified in its charter)
Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1500 N. Lakeview Avenue, Anaheim, California		92807
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(714) 876-2490
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2013, Bisco Industries, Inc. (“Bisco”), a wholly owned subsidiary of EACO Corporation, entered into a Change in Terms Agreement with Community Bank (the “Amendment”). The Amendment modifies the Business Loan Agreement dated June 1, 2007 between Bisco and Community Bank and the related Promissory Note (collectively, the “Agreement”) to extend the expiration date of the line of credit under the Agreement from March 1, 2014 to March 1, 2015 and revise certain covenants in the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2013	EACO CORPORATION

/S/ GLEN CEILEY
Glen Ceiley, Chief Executive Officer